PROSPECTUS SUPPLEMENT

NORTHERN FUNDS — MULTI-MANAGER FUNDS

SUPPLEMENT DATED MARCH 6, 2008 TO PROSPECTUS DATED JULY 31, 2007

On February 15, 2008, the Board of the Multi-Manager Funds (the “Board”) approved the termination of Oechsle International Advisors, LLC (“Oechsle”) as a sub-adviser to the Multi-Manager International Equity Fund (the “Fund”), effective February 20, 2008, and appointed William Blair & Company, LLC to sub-advise the portion of the Fund previously managed by Oechsle, effective March 3, 2008. Upon the recommendation of the Fund’s Investment Advisers, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A., the Board determined that the change would be in the best interests of the shareholders. A discussion regarding the Board’s basis for approving the Fund’s sub-advisory agreement with William Blair will be available in the Fund’s annual report to shareholders for the period ending March 31, 2008. From February 21 until March 3, 2008, the Investment Advisers of the Fund managed the portion of the Fund previously managed by Oechsle.

Accordingly, the paragraph regarding Oechsle in the “Fund Management  — Multi-Manager International Equity Fund” section on page 18 of the Prospectus is deleted and replaced with the following:

William Blair & Company, LLC (“William Blair”). William Blair has managed a portion of the Fund since March 2008. William Blair is located at 222 West Adams Street, Chicago, Illinois and was founded in 1935. As of December 31, 2007, William Blair had assets under management of approximately $49 billion. W. George Greig is the Portfolio Manager primarily responsible for the day-to-day management of the portion of the Fund managed by William Blair. Mr. Greig has been with William Blair since 1996. Mr. Greig is a Partner and leader of the International Team. The William Blair team uses a bottom-up, fundamental approach to selecting stocks, investing in companies that possess a durable business franchise and sustainable competitive advantage.

50 South LaSalle P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com